UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                         _______________


                             FORM 8-K/A

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

                         _______________



Date of Report (Date of earliest event reported): July 31, 1997



                          SERAGEN, INC.
      (Exact name of registrant as specified in its charter)


  DELAWARE                      0-19855                 04-2662345
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


        97 South Street, Hopkinton, Massachusetts  01748
       (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (508) 435-2331

                     Exhibit Index on page 7



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Item 5.  Other Events.

          This report on Form 8-K/A pertains to an Evaluation License and Option Agreement entered into by the Registrant and United States Surgical Corporation ("US Surgical") on July 31, 1997 (the "License and Option Agreement"). Under the License and Option Agreement, the Registrant has granted US Surgical an exclusive, worldwide license (the "Evaluation License")
(i) to evaluate, during a due diligence period of up to fifteen (15) months (the "Due Diligence Period"), Registrant's technology and products incorporating a fusion protein consisting of a diphtheria-based toxin and an EGF-targeting moiety (the "Technology") for restenosis in cardiovascular applications (the "Field") and (ii) to make, have made, use, practice, manufacture and have manufactured products incorporating the Technology in the Field in connection with US Surgical's evaluation of the Technology.
In consideration for the grant of the Evaluation License and the Option, US Surgical made a payment to the Registrant of $5,000,000 (the "Option Payment"). The Registrant, in turn, was required to pay on behalf of US Surgical an investment banking fee of $250,000 incurred by US Surgical in connection with its entry into the License and Option Agreement. The Registrant also granted to US Surgical five (5) year warrant to purchase 500,000 shares of the Registrant's common stock, par value $.01 per share
(the "Common Stock"), at an exercise price equal to $0.5625 per share, the closing sales price on 7/30/97(the "Stock Purchase Warrant").

          In addition, the License and Option Agreement grants to US Surgical an exclusive option (the "Option") to acquire an exclusive, worldwide license to the Technology in the Field (the "Permanent License"). The Option is exercisable by US Surgical at any time during this Due Diligence Period in consideration for an additional payment to Seragen of $5,000,000. Upon exercise of the Option, US Surgical and the Registrant would enter into a license agreement having commercially reasonable and customary terms and conditions (the "Permanent License Agreement").

          Among the terms and conditions to be included in the Permanent License Agreement is the obligation of US Surgical to pay the following amounts to the Registrant upon achieving the corresponding milestones:


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PAGE

Milestones                                                          Payment
__________                                                          _______


First IND approval in the United States, and equivalent
approval in Europe or Asia for phase I/II clinical trials
(provided that, if the trials are conducted simultaneously
in the United States and Europe/Asia, then such payment
shall be made upon receipt of both the IND approvals for
both trials; and provided further that if a clinical trial
is commenced in only the United States or only in Europe
or only in Asia, then such payment shall be made upon receipt
of the first such IND approvals).                                 $ 2,500,000

Initiation of first phase III clinical trial in the United
States, or any equivalent trial in Europe or Asia.                $ 5,000,000

First Filing of a BLA with the Food and Drug
Administration ("FDA") in the United States, or any
equivalent filing in Europe or Asia, for EGF Fusion Protein.      $ 5,000,000

Receipt of first approval letter from FDA in the United
States, or the equivalent thereof in Europe or Asia, for EGF
Fusion Protein.                                                   $10,000,000

          In addition, the Permanent License Agreement will include a provision that requires US Surgical to pay the Registrant (i) a royalty in an amount equal to five percent (5%) of US Surgical's net sales on the sale of products that incorporate the Technology and (ii) a royalty in an amount equal to twenty-five percent (25%) of all royalties received by US Surgical in connection with the sublicensing of its rights in and to the Technology.

          In the event US Surgical does not exercise this Option, (i) the Evaluation License will terminate and (ii) US Surgical will receive $5,000,000 in the Registrant's common stock valued at the average of the closing price of the common stock (1) for the ten trading days preceding July 31, 1997, or (2) for the ten trading days preceding the date which US Surgical chooses not to exercise the Option, whichever is lower.

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

          The License and Option Agreement also requires that, during the Due Diligence Period, the Registrant use the Option Payment only in the ordinary course and that it not be used (i) to pay dividends or distributions, or any other payments, to any preferred shareholders of the Registrant or any of their corporate affiliates or (ii) to make any payments currently in arrears under any agreement, contract, royalty agreement or similar instrument (other than those occurred in the ordinary course of business). During the Due Diligence Period, the Registrant also is required to conduct its business in the ordinary course and to preserve its business and assets free and clear of all liens (other than those incurred in the ordinary course and those approved by US Surgical). However, nothing in the License and Option Agreement will prevent the Registrant from effecting any equity financing or the merger or consolidation of the Registrant or the sale of all or substantially all of its assets.

          The information contained in the License and Option Agreement, which is filed as Exhibit 99.2, is incorporated herein by reference. The information contained in the Stock Purchase Warrant, which is filed as Exhibit 99.3, is incorporated herein by reference.


Safe Harbor Information

     Some of the statements contained in this document are forward-looking, including statements relating directly or by implication to the Registrant's products, operations, strategic partnerships, and ability to fund its operations. These statements are based on current expectations and involve a number of uncertainties and risks, including (but not limited to) the Registrant's ability to proceed with successful development, testing, and licensing of its products and the Registrant's ability to enter into additional strategic partnerships and other collaborative arrangements or to raise additional capital on satisfactory terms. For further information, refer to the "Business Outlook" section in the Registrant's Form 10-K as filed with the Securities and Exchange Commission. Actual results may differ materially from such expectations.


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

Item 7.   Financial Statements and Exhibits.
_______   __________________________________

Exhibit Number      Description
______________      ____________

99.1                The Registrant's press release dated July 31, 1997
                    (previously filed)

99.2 Evaluation License and Option Agreement, dated as of July 31, 1997, by and between the Registrant and United States Surgical Corporation.(filed herewith)

99.3                Stock Purchase Warrant(filed herewith)



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PAGE

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SERAGEN, INC.
                                             (Registrant)




Date: July 31, 1997                           /S/ Reed R. Prior
                                             __________________
                                             Reed R. Prior
                                             Chairman of the Board and
                                             Chief Executive Officer

                          EXHIBIT INDEX


Exhibit                                                            Sequential
Number    Description                                              Page Number
_______   ____________                                             ___________

99.1      The Registrant's press release dated July 31, 1997
          (previously filed)

99.2      Evaluation and License Agreement, dated as of July 31,         8
          1997, by and between the Registrant and United States
          Surgical Corporation(filed herewith)

99.3      Stock Purchase Warrant(filed herewith)                        34



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